FIRST AMENDMENT TO THE
SECOND AMENDED AND RESTATED
LIMITED LIABILITY COMPANY AGREEMENT
OF
NERDY LLC

This First Amendment (this “Amendment”) to the Second Amended and Restated Limited Liability Company Agreement of NERDY LLC, a Delaware limited liability company (the “Company”), dated as of September 20, 2021 (as amended or modified prior to the effectiveness of this Amendment, the “LLC Agreement”), is entered into as of the 14th day of March, 2022 to be effective as the 21st day of March, 2022 (the “Effective Date”) by and among Nerdy LLC, Nerdy Inc., and the members signatory hereto (the “Members”), pursuant to and in accordance with the Limited Liability Company Act of the State of Delaware (6 Del.C. § 18-101, et seq.), as amended from time to time (the “Act”). Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the LLC Agreement.

RECITALS

Whereas, Section 11.1 of the LLC Agreement provides that approval of (x) Nerdy Inc., (y) Nerdy LLC and (z) the holders of a majority of the outstanding vested Units held by Members other than PubCo Holdings Group is required to amend the terms and provisions of the LLC Agreement;

Whereas, Nerdy Inc., Nerdy LLC and the requisite Members desire to amend the LLC Agreement as set forth in this Amendment;

NOW, THEREFORE, Nerdy Inc., Nerdy LLC and the requisite Members hereby adopt the following as an amendment to the LLC Agreement:

1.The definition of “Redemption Date” appearing in Article I of the LLC Agreement is hereby amended and restated in its entirety to read as follows:

“Redemption Date” means (a) the date that is ten (10) Business Days after the Redemption Notice Date, or (b) the date selected by a Manager, in its sole discretion, that is less than or equal to ten (10) Business Days after the Redemption Notice Date, or (c) such date that is at least ten (10) Business Days after the Redemption Notice Date and (i) specified in the Redemption Notice or (ii) on which a contingency described in Section 3.6(a)(ii)(C) that is specified in the Redemption Notice is satisfied.

2.Except as explicitly modified by Section 1 above, the other provisions, terms and conditions of the LLC Agreement are and will remain in full force and effect. On and after the Effective Date, each reference in the LLC Agreement to “this Agreement,” “the Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference to the LLC Agreement in any other agreements, documents, or instruments executed and delivered pursuant to, or in connection with, the LLC Agreement, will mean and be a reference to the LLC Agreement as amended by this Amendment.

3.This Amendment may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart. Delivery of an executed signature page to this Amendment by facsimile or email transmission shall be as effective as delivery of a manually signed counterpart of this Amendment.

4.This Amendment and the rights and obligations of the parties hereunder shall be governed by, and construed in accordance with, the law of the State of Delaware, without regard to the conflicts of laws principles thereof that would mandate the application of the laws of another jurisdiction.

5.If any term or other provision of this Amendment is invalid, illegal or incapable of being enforced by any law or public policy, all other terms and provisions of this Amendment shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Amendment so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby are consummated as originally contemplated to the greatest extent possible.

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IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date first set forth above.

COMPANY:

NERDY LLC

By:
Name:    Charles K. Cohn
Title:    Manager

MEMBERS:

NERDY INC.

By:
Name:    Charles K. Cohn
Title:    Chief Executive Officer

COHN INVESTMENTS, LLC

By:
Name:    Charles K. Cohn
Title:    Member

CHARLES K. COHN VT TRUST U/A/D MAY 26, 2017

By:
Name:    Charles K. Cohn
Title:    Trustee

[Amendment to Company LLC Agreement]
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